UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2022
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13 (a) of the Exchange Act.	☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2022, Meritage Homes Corporation held its Annual Meeting of Stockholders at 8:30 a.m. Pacific Time in a virtual-only format. The following matters were voted upon at the meeting:

Proposal No. 1
The Company’s stockholders elected six individuals to the Board of Directors as Class I Directors as set forth in the table below.

Name	Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dana C. Bradford	I	30,194,788	1,814,963	12,982	1,679,616
Louis E. Caldera	I	31,668,039	341,641	13,055	1,679,614
Deborah Ann Henretta	I	31,775,701	230,589	16,444	1,679,615
Steven J. Hilton	I	28,936,970	2,644,825	440,939	1,679,615
P. Kelly Mooney	I	30,270,942	1,738,938	12,854	1,679,615
Raymond Oppel	I	30,334,396	1,675,303	13,035	1,679,615

Proposal No. 2
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the 2022 fiscal year by the votes set forth in the table below.

Votes For	Votes Against	Abstentions
33,141,496	545,085	15,768

Proposal No. 3
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,410,633	13,576,555	35,545	1,679,616

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 19, 2022

MERITAGE HOMES CORPORATION

/s/	Hilla Sferruzza
By:	Hilla Sferruzza
Executive Vice President and Chief Financial Officer